UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 27, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of American Tower Corporation (the “Company”) considered the compensation arrangements with the Company’s executive officers. The information in the table below sets forth the determinations of the Compensation Committee with respect to base salaries and cash bonus incentive targets for the year ending December 31, 2019 for the Company’s chief executive officer, chief financial officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2018 (collectively, the “Current Named Executive Officers”).

Name	2019 Base Salary	2019 Target Cash Bonus Potential (% of Base Salary / $)

James D. Taiclet, Jr., Chairman of the Board, President and Chief Executive Officer	$1,100,000	150% / $1,650,000
Thomas A. Bartlett, Executive Vice President and Chief Financial Officer	$789,495	100% / $789,495
William H. Hess, Executive Vice President and Chairman, Latin America and EMEA (1)	$132,860	95% / $126,217
Edmund DiSanto, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	$631,596	100% / $631,596
Amit Sharma, Executive Vice President and President, Asia	$633,489	100% / $633,489
__________

(1)
As announced in September 2018, Mr. Hess stepped down from his position as Executive Vice President, International Operations and President, Latin America and EMEA, effective October 1, 2018. Amounts shown above reflect Mr. Hess’ part-time status and his intention to retire from his current role in 2019.

In determining annual cash bonus incentive payments for the Company’s Current Named Executive Officers at the end of the year, the Compensation Committee bases its decisions on a number of factors, including the Company’s achievement of pre-established financial goals and achievement of individual goals set at the beginning of the year based on the Company’s strategy. If the Company exceeds its goals or the executive exceeds his established goals, the annual cash bonus incentive could be subject to increase by the Compensation Committee, up to a maximum of 200% of the executive’s bonus target.

Additional information regarding compensation of the Current Named Executive Officers will be included in the Company’s 2019 Proxy Statement when filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	March 4, 2019	By:	/s/ Edmund DiSanto
Edmund DiSanto
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary